EXHIBIT 99.1

EXECUTION COPY

AMENDMENT NO. 1
TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

AMENDMENT NO. 1, dated as of November 10, 2016 (this “Amendment”) among THE CHEESECAKE FACTORY INCORPORATED, a Delaware corporation (the “Borrower”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, various lenders (the “Lenders”), and the Administrative Agent are parties to a Second Amended and Restated Loan Agreement dated as of December 22, 2015 (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”).

WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Loan Agreement, and each of the Lenders signatory hereto, which Lenders collectively constitute the Required Lenders referred to in the Loan Agreement, have agreed, subject to the terms and conditions set forth herein, to amend the Loan Agreement as herein provided.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1.         Terms.  All terms used herein shall have the same meanings as in the Loan Agreement unless otherwise defined herein.

2.         Amendments.

(a)        Section 5.09 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 5.09. Additional Guarantors.  The Borrower will notify the Administrative Agent at the time that any domestic Subsidiary becomes a Significant Subsidiary or of the acquisition or formation of any new domestic Subsidiary that is a Significant Subsidiary and, promptly thereafter (and in any event within 30 days), cause such Person to (a) become a Guarantor by executing and delivering to the Administrative Agent a counterpart of the Guaranty or such other document as the Administrative Agent shall deem appropriate for such purpose and (b) deliver to the Administrative Agent documents of the types referred to in Section 4.01(d) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (a)), all in form, content and scope reasonably satisfactory to the Administrative Agent.  In addition, the Borrower may at any time upon notice to the Administrative Agent cause any Subsidiary that is not a Significant Subsidiary to take the actions described in clauses (a) and (b) above.”

(b)        Section 6.04 of the Loan Agreement is hereby amended in the following manner:

(i)        By amending and restating clause (d) of Section 6.04 in its entirety to read as follows:

“(d)                      Guarantees constituting Indebtedness permitted by Section 6.01 or Guarantees by the Borrower or any of its Subsidiaries of obligations of the Borrower or any Guarantor (or, in the case of any such Guarantee by a Subsidiary that is not a Guarantor, any other Subsidiary);”

(ii)        By amending and restating clause (f) of Section 6.04 in its entirety to read as follows:

“(f)                         any other purchases, acquisitions, loans, advances, Guarantees or other investments, provided that (i) at the time of any such investment, the aggregate outstanding amount of investments made pursuant to this clause (f) after the Effective Date shall not exceed $175,000,000 and (ii) after giving pro forma affect to such investment, the Net Adjusted Leverage Ratio shall not exceed 3.75 to 1.0.”

(iii)       By adding the following sentence at the end of Section 6.04:

“For purposes of determining compliance with this Section 6.04, in the event that a transaction or investment meets the criteria of more than one of the categories described in clauses (a) through (f) above, the Borrower shall, in its discretion, be permitted to classify and reclassify such item of transaction or investment (or any portion thereof) and will only be required to include the amount and type of such transaction or investment in one or more of the above clauses.”

3.         Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and the Lenders that, on and as of the date hereof, and after giving effect to this Amendment:

3.1       Authorization.  The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Borrower.

3.2       Binding Obligation. This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity.

3.3       No Legal Obstacle to Amendment.  The execution, delivery and performance of this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

3.4       Incorporation of Certain Representations.  After giving effect to the terms of this Amendment, the representations and warranties set forth in Article III of the Loan Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

3.5       Default.  No Default or Event of Default under the Loan Agreement has occurred and is continuing.

4.         Conditions, Effectiveness.

4.1       Conditions.  This Amendment shall become effective upon satisfaction of each of the following conditions:

(a)        The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and the Administrative Agent and a Consent of Lender in the form of Exhibit B duly executed by the Required Lenders.

(b)        The Administrative Agent shall have received an affirmation letter substantially in the form of Exhibit A duly executed by each of the Guarantors.

(c)        The Administrative Agent shall have received payment of all of its fees and expenses (including the reasonable fees and expenses of its counsel, to the extent invoiced) in connection with this Amendment.

5.         Miscellaneous.

5.1       Effectiveness of the Loan Agreement.  Except as hereby expressly amended, the Loan Agreement shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

5.2       Waivers.  This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Loan Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Administrative Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Required Lenders to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Loan Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

5.3       Counterparts.  This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4       Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of New York.

IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	THE CHEESECAKE FACTORY INCORPORATED

By:
Name:
Title:

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

EXHIBIT A
to Amendment No. 1
to Second Amended and Restated Loan Agreement

November 10, 2016

Re:                          The Cheesecake Factory Incorporated

We refer to (1) the Second Amended and Restated Loan Agreement, dated as of December 22, 2015 (the “Loan Agreement”), by and among The Cheesecake Factory Incorporated, a Delaware corporation (the “Borrower”), the various financial institutions parties thereto (collectively, the “Lenders”), and JPMorgan Chase Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and (2) the Second Amended and Restated Guaranty dated December 22, 2015 from the addressees in favor of the Lenders and the Administrative Agent (the “Guaranty”).  Pursuant to an amendment dated of even date herewith, certain terms of the Loan Agreement were amended.  We hereby (i) acknowledge and reaffirm all of our obligations and undertakings under the Guaranty and (ii) acknowledge and agree that the Guaranty is and shall remain in full force and effect in accordance with the terms thereof.

Exhibit A-1

THE CHEESECAKE FACTORY RESTAURANTS, INC.

By:
Name:
Title:

THE CHEESECAKE FACTORY BAKERY INCORPORATED

By:
Name:
Title:

TCF Co. LLC

By: The Cheesecake Factory Incorporated
Its: Sole Member

By:
Name:
Title:

GRAND LUX CAFE, LLC

By: The Cheesecake Factory Restaurants, Inc.
Its: Managing Member

By:
Name:
Title:

TCF CALIFORNIA HOLDING COMPANY

By:
Name:
Title:

Exhibit A-2

EXHIBIT B
to Amendment No. 1
to Second Amended and Restated Loan Agreement

CONSENT OF LENDER

Reference is hereby made to the Second Amended and Restated Loan Agreement dated as of December 22, 2015 among The Cheesecake Factory Incorporated, a Delaware corporation (the “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, National Association, as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to the Second Amended and Restated Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:  __________________, 2016

[Name of Institution]

By:
Name:
Title:

[Name of Institution]

By:
Name:
Title:

[Name of Institution]

By:
Name:
Title:

[Name of Institution]

By:
Name:
Title:

Exhibit B-1